As filed with the Securities and Exchange Commission on or about February 14,
1997

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
     Pre-Effective Amendment No.                                            [ ]
                                 -----
     Post-Effective Amendment No.  10                                       [X]
                                 -----

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
     Amendment No.    11                                                    [X]
                    -----


                        (Check appropriate box or boxes)

                           STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                   100 Heritage Reserve
                Menomonee Falls, Wisconsin                53051
              (Address of Principal Executive Offices)  (Zip Code)


      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                Thomas P. Lemke
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)

     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on or about February 21, 1996.

     It is proposed that this filing will become effective (check appropriate box).


   [ ]       immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ]       on (date) pursuant to paragraph (b) of Rule 485
   [ ]       60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ]       on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ]       75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [X]       on May 1, 1997 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Master Investment Portfolio has also executed this Registration Statement.

                           STRONG EQUITY FUNDS, INC.
                             CROSS-REFERENCE SHEET


     This Post-Effective Amendment to the Registration Statement of Strong Equity Funds, Inc., which is currently comprised of four Funds, relates only to Strong Market Index Fund, which is being added to Strong Equity Funds, Inc. through this Amendment. This Post-Effective Amendment does not relate to, amend, supersede, or otherwise affect any of the separate Prospectuses and Statements of Additional Information contained in Post-Effective Amendment No. 9.

                            STRONG MARKET INDEX FUND

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                   Caption or Subheading in Prospectus or
             Item No. on Form N-1A                  Statement of Additional Information
             ---------------------                 --------------------------------------
PART A - Information Required in Prospectus

1.  Cover Page                                    Cover Page

2.  Synopsis                                      Expenses

3.  Condensed Financial Information               Inapplicable

4.  General Description of Registrant             Investment Objective and Policies;
                                                  Implementation of Policies and Risks;
                                                  Master/Feeder Structure; About the Fund -
                                                  Organization; Appendix - Additional
                                                  Investment Policies

5.  Management of the Fund                        About the Fund - Management

5A. Management's Discussion of Fund Performance   Inapplicable

6.  Capital Stock and Other Securities            About the Fund - Organization, -
                                                  Distributions and Taxes; Shareholder
                                                  Manual - Shareholder Services

7.  Purchase of Securities Being Offered          Shareholder Manual - How to Buy Shares, -
                                                  Determining Your Share Price, -
                                                  Shareholder Services

8.  Redemption or Repurchase                      Shareholder Manual - How to Sell Shares, -
                                                  Determining Your Share Price, -
                                                  Shareholder Services
9.  Pending Legal Proceedings                     Inapplicable

PART B - Information Required in Statement of Additional Information

10. Cover Page                                    Cover page

11. Table of Contents                             Table of Contents

                                                        Caption or Subheading in Prospectus or
                Item No. on Form N-1A                    Statement of Additional Information
                ----------------------                  --------------------------------------
12. General Information and History                     *

13. Investment Objectives and Policies                  Investment Restrictions; Investment
                                                        Policies and Techniques

14. Management of the Fund                              Directors/Trustees and Officers of
                                                        the Fund and Master Portfolio

15. Control Persons and Principal Holders of            Principal Shareholders;
    Securities                                          Directors/Trustees and Officers of
                                                        the Fund and Master Portfolio;
                                                        Investment Advisor

16. Investment Advisory and Other Services              Investment Advisor; Administrator and
                                                        Distributor of the Master Portfolio;
                                                        Distributor of the Fund; About the
                                                        Fund - Management (in Prospectus);
                                                        Custodian; Transfer Agent and
                                                        Dividend-Disbursing Agent; Third
                                                        Party Spoke Agreement; Independent
                                                        Accountants; Legal Counsel

17. Brokerage Allocation and Other Practices            Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                  Included in Prospectus under the
                                                        heading About the Fund - Organization
                                                        and in the Statement of Additional
                                                        Information under the heading Fund
                                                        Organization and Master Portfolio
                                                        Organization

19. Purchase, Redemption and Pricing of Securities      Included in Prospectus under the
Being Offered                                           headings:  Shareholder Manual - How
                                                        to Buy Shares, - Determining Your Share
                                                        Price, - How to Sell Shares, - Shareholder
                                                        Services; and in the Statement of
                                                        Additional Information under the
                                                        headings:  Additional Shareholder
                                                        Information; Determination of Net
                                                        Asset Value

20. Tax Status                                          Included in Prospectus under the
                                                        heading About the Fund -
                                                        Distributions and Taxes; and in the
                                                        Statement of Additional Information
                                                        under the heading Taxes

21. Underwriters                                        Fund Distributor; Administrator and
                                                        Distributor of the Master Portfolio

22. Calculation of Performance Data                     Performance Information

23. Financial Statements                                Inapplicable

* Complete answer to Item is contained in the Fund's Prospectus.

                            STRONG MARKET INDEX FUND

                                                              STRONG FUNDS
                                                             P.O. Box 2936
                                                Milwaukee, Wisconsin 53201
                                                 Telephone: (414) 359-1400
                                                 Toll-Free: (800) 368-3863
                                                            Device for the
                                                         Hearing-Impaired:
                                                            (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds. There are no sales charges on 12b-1 fees. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Market Index Fund (the "Fund") is described in this Prospectus. THE FUND INVESTS ALL OF ITS ASSETS IN THE S&P 500 INDEX MASTER PORTFOLIO (THE "MASTER PORTFOLIO") OF THE MASTER INVESTMENT PORTFOLIO, AN OPEN-END, MANAGEMENT INVESTMENT COMPANY ("MIP"), RATHER THAN IN A PORTFOLIO OF SECURITIES. THE MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. The Fund is a diversified series of Strong Equity Funds, Inc., an open-end, management investment company.
   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated May 1, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Fund after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Fund and other related materials.

  ----------------------------------------------------------------------------
----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  ----------------------------------------------------------------------------

                                  May 1, 1997

                             ---------------------

                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS

EXPENSES................................. I-3
INVESTMENT OBJECTIVE AND POLICIES........ I-5
MASTER/FEEDER STRUCTURE.................. I-7
ABOUT THE FUND........................... I-9
SHAREHOLDER MANUAL....................... II-1
APPENDIX................................. A-1

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities to any person in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The following information, which reflects expenses for the Fund at both the Fund and the Master Portfolio levels, is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases........................  NONE
Sales Load Imposed on Reinvested Dividends.............  NONE
Deferred Sales Load....................................  NONE
Redemption Fees (for shares held less than six
  months)..............................................  0.50%
Exchange Fees..........................................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Fund. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------

                                                              Total
                          Management      Other     12b-1   Operating
                             Fees       Expenses    Fees     Expenses
Index Fund*                  0.05%        0.40%      NONE     0.45%

----------------------------------------------------------------------------

* Other Expenses and Total Operating Expenses reflect the absorption of expenses as described below. Without such absorptions, the Other Expenses would have been .67% and the Total Operating Expenses would have been .72%.

   From time to time, Strong Capital Management, Inc., the Fund's shareholder servicing agent ("Strong") and/or Strong Funds Distributors, Inc., the Fund's distributor ("SFDI"), may voluntarily absorb certain expenses for the Fund. Since the Fund is new and did not begin operations until ________, 1997, the Other Expenses have been estimated.
   STRONG AND SFDI HAVE BOTH AGREED TO VOLUNTARILY ABSORB OTHER EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN
 .45% FROM  ______ , 1997 UNTIL  _________ .

                             ---------------------

                               PROSPECTUS PAGE I-3

For additional information concerning fees and expenses, see "About the Fund - Management."

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
----------------------------------------------------------------------------

                                               Period (in years)
                                          ----------------------------
                                           1                        3
Index Fund
                                          ---                      ---

----------------------------------------------------------------------------

   The Example is based on the Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.
   With regard to the combined fees and expenses of the Fund and the Master Portfolio, the Fund's Board of Directors has considered whether the various costs and benefits of investing all of the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Fund's Board of Directors believes that the aggregate per share expenses of the Fund and the Master Portfolio will be less than or approximately equal to the expenses the Fund would incur if it directly acquired and managed the type of securities held by the Master Portfolio. Other mutual funds may invest in the Master Portfolio. The expenses and, accordingly, the investment returns of such other mutual funds may differ from those of the Fund.

                             ---------------------

                               PROSPECTUS PAGE I-4

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information ("SAI"). Those restrictions, the Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by the Fund's Board of Directors without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies.

STRONG MASTER INDEX FUND

   The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio of MIP, which has the same fundamental investment objective as the Fund. The Master Portfolio seeks to achieve its objective by investing substantially all its assets in the same stocks and in substantially the same percentages as the S&P 500 Index*. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.
   No attempt is made to manage the portfolio of the Master Portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index. Under normal market conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the S&P 500 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and

---------------

*S&P does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Fund's investment advisor ("BGFA"), the Master Portfolio or the Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Master Portfolio but not by the Fund. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund and the Master Portfolio. S&P's only relationship to the Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index to the Master Portfolio. The S&P 500 Index is determined, composed and calculated by S&P without regard to the Fund or the Master Portfolio.

                             ---------------------

                               PROSPECTUS PAGE I-5
the total return of the S&P 500 Index. Perfect (100%) correlation would be achieved if the total return of the Master Portfolio's net assets increased or decreased exactly as the total return of the S&P 500 Index increased or decreased.
   The Master Portfolio's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things, the Fund's and the Master Portfolio's expenses, the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of shareholder purchases and redemptions. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index. Barclays Global Fund Advisors, the Master Portfolio's investment advisor ("BFGA"), regularly monitors the Master Portfolio's correlation to the S&P 500 Index and adjusts the portfolio of the Master Portfolio to the extent necessary to enable the Master Portfolio to achieve a correlation of at least 95% with the S&P 500 Index. The Fund's performance will correspond directly to the experience of the Master Portfolio. In the future, subject to the approval of the Master Portfolio's interestholders, one or more indices for the Master Portfolio may be selected if such standard of comparison is deemed to be more representative of the performance of the securities the Master Portfolio seeks to replicate.
   In seeking to replicate the performance of the S&P 500 Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions, and may lend its portfolio securities, each of which involves risk. See "Appendix - Additional Investment Policies." The Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index and in futures and options.
   The Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments will be made on an ongoing basis to provide liquidity and, to a greater extent, on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or when "defensive" strategies are appropriate. In addition, the Master Portfolio may engage in securities lending to increase its income. A more complete description of the Master Portfolio's investments and investment activities is contained in "Appendix - Additional Investment Policies."

                             ---------------------

                               PROSPECTUS PAGE I-6

                            MASTER/FEEDER STRUCTURE

   The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio which has the same investment objective as the Fund. See "About the Fund - Management." In addition to selling its shares to the Fund, the Master Portfolio may sell its shares to certain other mutual funds or other accredited investors. Information regarding additional options, if any, for investment in shares of the Master Portfolio is available from Stephens, Inc., the Master Portfolio's distributor ("Stephens"), and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.
   The Fund's Board of Directors believes that, if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. The Fund is liable for its proportionate share of the obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that the Fund and its shareholders will not be adversely affected by reason of investing the Fund's assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Fund's Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.
   The Master Portfolio's investment objective and other fundamental policies, which are substantially the same as those of the Fund, cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Master Portfolio's outstanding voting interests. Whenever the Fund, as the Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from the Fund's shareholders. The Fund will vote the Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio which are non-fundamental can be changed by vote of a majority of its Board of Trustees without a vote of interestholders. If the Master Portfolio's investment objective or policies are changed, the Fund could subsequently change its investment objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio

                             ---------------------

                               PROSPECTUS PAGE I-7
interests and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.
   The Fund may withdraw its investments in the Master Portfolio only if the Board of Directors of the Fund determines that is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio.
   The Fund's investment objective and other fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.
   Information on the Fund's and Master Portfolio's investment objectives, policies and restrictions is included under "Investment Objective and Policies" and "Appendix - Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Investment Policies and Techniques" in the SAI. Additional Information regarding directors/trustees and officers is included in the Fund's SAI under "Directors/Trustees and Officers of the Fund and Master Portfolio."

                                 ABOUT THE FUND

MANAGEMENT

   GENERAL. The Fund has not retained the services of an investment adviser because the Fund's assets are invested in the Master Portfolio, which has retained investment advisory services (see "Master Portfolio Investment Adviser" below). The Fund bears a pro rata portion of the fees paid by the Master Portfolio. MIP is registered under the 1940 Act as an open-end management investment company. MIP was organized on October 21, 1993 as a Delaware business trust.

   BOARD OF DIRECTORS/TRUSTEES. The business and affairs of the Fund are managed under the direction of its Board of Directors. The Board of Directors of the Fund supervises the Fund's activities and monitors its contractual arrangements with various service providers. The Board of Trustees of MIP act

                             ---------------------

                               PROSPECTUS PAGE I-8
in the same capacity with regard to the Master Portfolio. Additional information regarding the directors/trustees and officers of the Fund and MIP is included in the SAI under "Directors/Trustees and Officers of the Fund and Master Portfolio."

   MASTER PORTFOLIO INVESTMENT ADVISER. BGFA serves as investment adviser to the Master Portfolio. Pursuant to an Investment Advisory Contract with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets, subject to the overall authority of the Board of Trustees and in conformity with Delaware Law and the stated policies of the Master Portfolio. BGFA was created by the reorganization of the Wells Fargo Nikko Investment Advisors, the former sub-adviser to the Master Portfolio, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of ________________, 1997, BGFA and its affiliates provided investment advisory services for over $____ billion of assets. For its advisory services to the Master Portfolio, BGFA is contractually entitled to receive a monthly fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets.
   BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which the Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolio. BGFA has informed the Master Portfolio that in making investment decisions it does not obtain or use material inside information in its possession.
   Morrison and Foerster LLP, counsel to MIP and counsel to BGFA, has advised MIP and BGFA that BGFA, and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

   MASTER PORTFOLIO ADMINISTRATOR AND DISTRIBUTOR. Stephens, located at 111 Center Street, Little Rock, Arkansas 72201, and Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, San Francisco, CA 94105, serve as the Master Portfolio's co-administrators pursuant to a Co-Administration

                             ----------------------

                               PROSPECTUS PAGE I-9

Agreement with the Master Portfolio. Stephens also serves as the Master Portfolio's underwriter within the meaning of the 1940 Act.

   CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT. Investor's Bank and Trust ("IBT") acts as custodian to the Fund and the Master Portfolio. The principal business address of IBT is 89 South Street, Boston, MA 02111. IBT also acts as the Fund's Accounting Services Agent.

   MASTER PORTFOLIO TRANSFER AND DIVIDEND-DISBURSING AGENT. Wells Fargo Bank, 25 Market Street, San Francisco, CA 94163, acts as dividend-disbursing agent and transfer agent for the Master Portfolio.

   FUND TRANSFER AND DIVIDEND-DISBURSING AGENT. Strong Capital Management, Inc. ("Strong"), P.O. Box 2936, Milwaukee, Wisconsin 53201, acts as dividend-disbursing agent and transfer agent for the Fund. Strong is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses.

   FUND DISTRIBUTOR. Strong Funds Distributors, Inc. ("SFDI"), P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of Strong, acts as distributor of the shares of the Fund.

   FUND EXPENSES. Except for expenses assumed by Strong or SFDI, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

ORGANIZATION

   SHAREHOLDER RIGHTS. The Fund is a series of Strong Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the

                             ----------------------

                              PROSPECTUS PAGE I-10

Fund will not hold an annual meeting of shareholders unless required by the 1940 Act.

   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from the Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of the Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If the Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

                             ----------------------

                              PROSPECTUS PAGE I-11

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of the Fund within thirty days before or after redeeming shares of the Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUND. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   The Fund seeks to qualify as a regulated investment company by investing all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code, and as such, shall not be subject to federal income tax. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio are deemed to be "passed through" to the Fund in proportion to the Fund's interest in the Master

                             ----------------------

                              PROSPECTUS PAGE I-12

Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have recognized its allocable share of such income, regardless of whether or not such income has been distributed by the Master Portfolio. However, the Master Portfolio seeks to minimize recognition by the Fund and other investors of interest, dividends and gains without a corresponding distribution.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION

   The Fund may advertise a variety of types of performance information, including "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and other distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses.

                             ----------------------

                              PROSPECTUS PAGE I-13

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES......................  II-1
DETERMINING YOUR SHARE PRICE...........  II-4
HOW TO SELL SHARES.....................  II-5
SHAREHOLDER SERVICES...................  II-8
REGULAR INVESTMENT PLANS............... II-10
SPECIAL SITUATIONS..................... II-12

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy the Fund's shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------

                       TO OPEN A NEW ACCOUNT
----------------------------------------------------------------------------
MAIL                   BY CHECK
                       - Complete and sign the application. Make your check
                         or money order payable to "Strong Funds."
                       - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                         service, send to Strong Funds, 900 Heritage
                         Reserve, Menomonee Falls, Wisconsin 53051.
                       BY EXCHANGE
                       - Call 1-800-368-3863 for instructions on
                         establishing an account with an exchange by mail.
----------------------------------------------------------------------------
TELEPHONE              BY EXCHANGE
                       - Call 1-800-368-3863 to establish a new account by
1-800-368-3863           exchanging funds from an existing Strong Funds
24 HOURS A DAY,          account.
7 DAYS A WEEK          - Sign up for telephone exchange services when you
                         open your account. To add the telephone exchange
                         option to your account, call 1-800-368-3863 for a
                         Telephone Exchange Form.
                       - Please note that your accounts must be identically
                         registered and that you must exchange enough into the
                         new account to meet the minimum initial investment.
                       Or use Strong Direct(SM), Strong Funds' automated
                       telephone response system. Call 1-800-368-7550.
----------------------------------------------------------------------------
IN PERSON              - Stop by our Investor Center in Menomonee Falls,
                         Wisconsin.
                         Call 1-800-368-3863 for hours and directions.
                       - The Investor Center can only accept checks or money
                         orders.
----------------------------------------------------------------------------
WIRE                   Call 1-800-368-3863 for instructions on opening an
                       account by wire.
----------------------------------------------------------------------------
AUTOMATICALLY          USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                       - If you sign up for Strong's Automatic Investment
                         Plan when you open your account, Strong Funds will
                         waive the Fund's minimum initial investment (see
                         chart on page II-4).
                       - Complete the Automatic Investment Plan section on
                         the account application.
                       - Mail to the address indicated on the application.
----------------------------------------------------------------------------
BROKER-DEALER          - You may purchase shares in the Fund through a
                         broker-dealer or other institution that may charge a
                         transaction fee.
                       - Strong Funds may only accept requests to purchase
                         shares into a broker-dealer street name account
                         from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.
Or use Strong Direct(SM), Strong Funds' automated telephone response system. Call 1-800-368-7550.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------
Call 1-800-368-3863 for instructions on adding to an account by wire.

--------------------------------------------------------------------------------
USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- The Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:
  ----------------------------------------------------------------------------

   To open a regular account...........................................$2,500

   To open an IRA or Defined Contribution account......................$1,000

   To open an UGMA/UTMA account..........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Fund offers a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT

                             ----------------------

                              PROSPECTUS PAGE II-4
or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets (i.e., the value of its investments in the Master Portfolio plus cash and other assets), subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   The Fund's investment in the Master Portfolio is valued at the NAV of the Master Portfolio's shares. The Master Portfolio calculates the NAV of its shares on the same days and at the same time as the Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Master Portfolio's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by the Board of Trustees of MIP. Prices used for such valuations may be provided by independent pricing services.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees.")

                             ----------------------

                              PROSPECTUS PAGE II-5

   -----------------------------------------------------------------------------

                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
For your protection      - Write a "letter of instruction" that includes the
certain redemption         following information: your account number, the
requests may require a     dollar amount or number of shares you wish to
signature guarantee. See   redeem, each owner's name, your street address, and
"Special Situations --     the signature of each owner as it appears on the
Signature Guarantees."     account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to 900 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                           the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open your account by checking the "Yes" box in the
1-800-368-3863           appropriate section of the account application. To
24 HOURS A DAY,          add the telephone redemption option to your account,
7 DAYS A WEEK            call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares by phone and arrange to receive the
                         proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                           to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                           Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                           wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong Direct(SM), Strong Funds'
                         automated telephone response system. Call
                         1-800-368-7550.
-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at regular intervals. To establish the
                         Systematic Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         financial intermediaries who may charge a commission
                         or other transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-6

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                           CONTINGENT REDEMPTION FEE

   The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 0.50% fee on redemptions (including exchanges) of fund shares held for less than six months.
   Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the six-month holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be assessed.
   The fee does not apply to any shares purchased through reinvestment of dividends or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SEP-IRA, Simple-IRA, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under "Shareholder Services"). The fee may apply to shares held through omnibus accounts.
   In determining "six months" the Fund will use the six-month anniversary date of the transaction. Thus, shares purchased on May 1, 1997, for example, will be subject to the fee if they are redeemed on or prior to October 31, 1997. If they are redeemed on or after November 1, 1997, they will not be subject to the fee.

                             ----------------------

                              PROSPECTUS PAGE II-7

                              REDEMPTIONS IN KIND

   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Fund reserves the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new

                             ----------------------

                              PROSPECTUS PAGE II-8
account to meet the minimum initial investment. Your account information is protected by a personal code that you establish.

   STRONG NETDIRECT. Available 24 hours a day from your personal computer, Strong netDirect allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges or redemptions among your existing Strong accounts.
   To register for netDirect, please visit our website at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or E-mail us at service@strong-funds.com.

   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus.

                             ----------------------

                              PROSPECTUS PAGE II-9

   Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter. Please note that the Fund assesses a 0.50% fee on redemptions (including exchanges) of fund shares held for less than six months.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan,

                            -----------------------

                              PROSPECTUS PAGE II-10
complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet the Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment.

                            -----------------------

                              PROSPECTUS PAGE II-11

To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.
   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and/or other

                            -----------------------

                              PROSPECTUS PAGE II-12
administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from the Fund without the intervention of a financial intermediary.

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and financial intermediaries. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                    APPENDIX

ADDITIONAL INVESTMENT POLICIES

   The Master Portfolio, subject to the terms of this Prospectus and the Fund's SAI, may invest in the securities described below.

   U.S. GOVERNMENT OBLIGATIONS. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

   FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The Master Portfolio, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international

                             ----------------------

                               PROSPECTUS PAGE A-1
banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Investments in such securities may be subject to withholding and other taxes imposed by foreign governments.

   BANK OBLIGATIONS. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Master Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.
   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.
   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand

                             ----------------------

                               PROSPECTUS PAGE A-2
notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand and, pursuant to direction of the Board of Trustees, determines the liquidity of those instruments which have a demand feature that is not exercisable within seven days, provided an active secondary market exists. The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA' by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

   REPURCHASE AGREEMENTS. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually-agreed upon time and price. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Master Portfolio enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million. The Master Portfolio enters into repurchase agreements only with respect to securities of the type in which the Master Portfolio may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. The Master Portfolio's adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities disposition of the

                             ----------------------

                               PROSPECTUS PAGE A-3
securities by the Master Portfolio may be delayed or limited. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. The Master Portfolio may enter into repurchase agreements only with registered broker/dealers commercial banks and other financial institutions which meet guidelines established by the Board of Trustees and are not affiliated with the Master Portfolio's investment adviser.

   UNREGISTERED NOTES. The Master Portfolio may purchase unsecured promissory notes. ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Master Portfolio's investment objective. The Master Portfolio will not invest more than 15% of the value of its net assets in Notes and in other illiquid securities.

   FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes which are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if the Master Portfolio's investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio's investment adviser considers on an ongoing basis the creditworthiness of the

                             ----------------------

                               PROSPECTUS PAGE A-4
issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 15% of the value of its net assets in floating- or variable-rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other illiquid securities.

   PARTICIPATION INTERESTS. The Master Portfolio may purchase from financial institutions participation interests in securities in which the Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the security in the proportion that the Master Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating- or variable-rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Portfolio, the participation interest is backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise is collateralized by U.S. Government securities, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which the Master Portfolio may invest. Prior to the Master Portfolio's purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant. This generally may include review of the bank's cash flow, level of short-term debt, leverage, capitalization, the quality and depth of management, profitability, return on assets, and economic factors relative to the banking industry. For certain participation interests, the Master Portfolio has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Master Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

   MORTGAGE-RELATED SECURITIES. The Master Portfolio may enter into repurchase agreements with respect to mortgage-related securities ("MBSs"), representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

                             ----------------------

                               PROSPECTUS PAGE A-5

   GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. As such, GNMA securities are backed by the full faith and credit of the federal government. MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. FHLMC MBSs include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC may, under certain circumstances, remit the payment of principal at any time after default, but in no event later than one year after the guarantee becomes payable.

   WARRANTS. The Master Portfolio may invest up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time, usually with a stated maturity in excess of one year. The prices of warrants do not necessarily correlate to the prices of the underlying securities.

   ILLIQUID SECURITIES. The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice. However, if a substantial market of qualified institutional investors develops pursuant to Rule 144A under the 1933 Act, for certain of these securities held by the Master Portfolio, the Master Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by

                             ----------------------

                               PROSPECTUS PAGE A-6

MIP's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the MIP's Board of Trustees has directed BGFA to monitor carefully the MIP Master Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that qualified institutional investors may periodically cease purchasing such restricted securities pursuant to Rule 144A, the Master Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Master Portfolio's portfolio during such period.

   INVESTMENT COMPANY SECURITIES. The Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and BGFA will waive its advisory fees for that portion of a Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

   STOCK INDEX OPTIONS. The Master Portfolio may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Master Portfolio's individual total assets and the value of options written or purchased may not exceed 10% of the value of the Master Portfolio's individual total assets.
   The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Master Portfolio's investment portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
   When the Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

                             ----------------------

                               PROSPECTUS PAGE A-7

   FUTURES TRANSACTIONS. To the extent permitted by applicable regulations, the Master Portfolio is permitted to use futures as a substitute for a comparable market position in the underlying securities. The Master Portfolio will not be a commodity pool.
   A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).
   The Master Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.
   The Master Portfolio's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, the Master Portfolio may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Master Portfolio may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.
   Initially, when purchasing or selling futures contracts the Master Portfolio is required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Master Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Master Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.
   Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given

                             ----------------------

                               PROSPECTUS PAGE A-8
that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible to close, or the Master Portfolio determines not to close, a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

   STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The Master Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts.
   A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   BORROWING MONEY. As a fundamental policy, the Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Master Portfolio's total assets, the Master Portfolio will not make any investments.

                             ----------------------

                               PROSPECTUS PAGE A-9

   FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Master Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days (generally within 45) after the date of the commitment to purchase. The Master Portfolio makes commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. The Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.
   Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Portfolio's investment portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because such securities may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account for the Master Portfolio consisting of cash or U.S. Government securities or other high quality liquid debt securities in an amount at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at the Master Portfolio's custodian bank. Purchasing securities on a when-issued or forward commitment basis when the Master Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Master Portfolio's net assets and its NAV per share.

   MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENTS. The Master Portfolio may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risks of default.

   LENDING PORTFOLIO SECURITIES. The Master Portfolio may lend securities from its portfolio to domestic brokers, dealers and financial institutions (but

                            -----------------------

                              PROSPECTUS PAGE A-10
not individuals) if cash, U.S. Government obligations or other liquid, high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan, is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. Any securities that the Master Portfolio receives as collateral do not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio, if permitted by law, disposes of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower pays the Master Portfolio any accrued income on those securities, and the Master Portfolio invests the cash collateral in high-quality money market instruments and earns income or receives an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The securities acquired with such cash collateral are segregated as discussed above. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Master Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the securities borrowed. However, loans are made only to borrowers deemed by the Master Portfolio's adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The Master Portfolio does not lend securities having a value that exceeds 33% of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not affiliated directly or indirectly with the Fund, MIP, BGFA, Stephens, or SFDI.

                            -----------------------

                              PROSPECTUS PAGE A-11

                      STATEMENT OF ADDITIONAL INFORMATION



                            STRONG MARKET INDEX FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Market Index Fund (the "Fund"), which is a series of Strong Equity Funds, Inc., dated May 1, 1997. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN THE S&P MARKET INDEX INDEX MASTER PORTFOLIO (THE "MASTER PORTFOLIO"), WHICH IS A SERIES OF MASTER INVESTMENT PORTFOLIO ("MIP").

     The Master Portfolio has the same investment objective as the Fund. The Fund may withdraw its investment in the corresponding Master Portfolio at any time, if the Board of Directors of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.




























         This Statement of Additional Information is dated May 1, 1997.

                            STRONG MARKET INDEX FUND


TABLE OF CONTENTS                                                      PAGE

INVESTMENT RESTRICTIONS ................................................  3
INVESTMENT POLICIES AND TECHNIQUES .....................................  4
 Unrated, Downgraded and Below Investment Grade Investments ............  5
 Letters of Credit .....................................................  5
 When-Issued Securities ................................................  6
 Loans of Portfolio Securities .........................................  6
 Foreign Obligations ...................................................  6
 Futures Contracts .....................................................  7
 Investment in Warrants ................................................  8
DIRECTORS/TRUSTEES AND OFFICERS OF THE FUND AND MASTER PORTFOLIO .......  8
 Directors and Officers of the Fund ....................................  8
 Trustees and Officers of the Master Portfolio ......................... 11
PRINCIPAL SHAREHOLDERS ................................................. 12
INVESTMENT ADVISOR ..................................................... 12
ADMINISTRATOR AND DISTRIBUTOR OF THE MASTER PORTFOLIO .................. 12
DISTRIBUTOR OF THE FUND ................................................ 13
PORTFOLIO TRANSACTIONS AND BROKERAGE ................................... 13
CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT ........................... 14
FUND TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT ...................... 14
MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT .......... 15
TAXES .................................................................. 15
DETERMINATION OF NET ASSET VALUE ....................................... 16
ADDITIONAL SHAREHOLDER INFORMATION ..................................... 16
FUND ORGANIZATION ...................................................... 17
MASTER PORTFOLIO ORGANIZATION .......................................... 18
PERFORMANCE INFORMATION ................................................ 19
GENERAL INFORMATION .................................................... 24
INDEPENDENT ACCOUNTANTS ................................................ 26
LEGAL COUNSEL .......................................................... 26
APPENDIX .............................................................. A-1


                     ______________________________________

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated May 1, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Fund without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

6. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

7.   Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Fund's Board of Directors.

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Appendix - Additional Investment Policies."

UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS

     The Master Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, Barclays Global Fund Advisors ("BGFA"), such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the SAI Appendix.

     Because the Master Portfolio is not required to sell downgraded securities, the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or I unrated, low quality (below investment grade) securities.

     Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

     Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

LETTERS OF CREDIT

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

WHEN-ISSUED SECURITIES

     Certain of the securities in which the Master Portfolio may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Master Portfolio only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.
When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Master Portfolio currently does not intend on investing more than 5% of its assets in when-issued securities during the coming year. The Master Portfolio will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LOANS OF PORTFOLIO SECURITIES

     The Master Portfolio may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's Investment Adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Master Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund, MIP, BGFA, Stephens, or SFDI.

FOREIGN OBLIGATIONS

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Master Portfolio may not invest 25% or more of its assets in foreign obligations.

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

FUTURES CONTRACTS

     The Master Portfolio may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which the Master Portfolio invests. In managing their cash flows, the Master Portfolio also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, the Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

     The Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

     If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permit the Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

     Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

     In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

INVESTMENT  IN WARRANTS

     The Master Portfolio may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

        DIRECTORS/TRUSTEES AND OFFICERS OF THE FUND AND MASTER PORTFOLIO

DIRECTORS AND OFFICERS OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 38 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Fund.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Fund as a director and Chairman of the Board since _______, 1997.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Fund.

     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Fund as a director since _______, 1997.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Fund.

     Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Fund as a director since ________, 1997.

*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Fund.

     Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor since July 1994. Mr. Dragisic served as Vice Chairman of the Advisor from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Fund as a director and President since ________, 1997.

STANLEY KRITZIK (DOB 1/9/30), Director of the Fund.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Fund as a director since _________, 1997.

WILLIAM F. VOGT (DOB 7/19/47), Director of the Fund.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Fund as a director since ________, 1997.

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Fund.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Fund as a Vice President since _______, 1997.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Fund.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Fund as a Vice President since ________, 1997.

STEPHEN J. SHENKENBERG (DOB  6/14/58), Vice President and Secretary of the
Fund.

     Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Fund as a Vice President and as Secretary since _______, 1997.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Fund.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served as a vice president of the Fund since _______, 1997.

     Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

     In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:

RICHARD S. STRONG:

      CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October 1993); Heritage (since January 1994); and SSC (since November 1995).

      CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).

JOHN DRAGISIC:

      PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).

      VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).

THOMAS P. LEMKE:

      VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November 1995).

STEPHEN J. SHENKENBERG:

      VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).

      SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November
      1995).

     As of December 15, 1996, the officers and directors of the Fund did not own any of the Fund's shares.

TRUSTEES AND OFFICERS OF THE MASTER PORTFOLIO

     The principal occupations during the past five years of the directors and executive officers of MIP and the Master Portfolio are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                                        PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE            POSITION              DURING PAST 5 YEARS
-------------------------  -------------------------  --------------------------
Jack S. Euphrat, 74
415 Walsh Road
Atherton, CA 94027         Director                   Private Investor.

*R. Greg Feltus, 45        Director, Chairman and     Senior Vice President of
                           President                  Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investors
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 54         Director                   T.B. Rose Faculty
321 Beechcliff Court                                  Fellow-Business, Wake
Winston-Salem, NC 27104                               Forest University
                                                      Calloway School of
                                                      Business and Accounting;
                                                      Associate Professor of
                                                      Finance of the School of
                                                      Business and Accounting
                                                      at Wake Forest University
                                                      since 1983.

*Zoe Ann Hines, 47         Director                   Senior Vice President  of
                                                      Stephens and Director of
                                                      Brokerage Accounting; and
                                                      Secretary of Stephens
                                                      Resource Management.

*W. Rodney Hughes, 70      Director                   Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director                   Private Investor.
47 Dowitcher Way                                      Private Investor; Real
San Rafael, CA 94901                                  Estate Developer;
                                                      Chairman of Renaissance
                                                      Properties Ltd.;
                                                      President of Morse

*J. Tucker Morse, 52       Director                   Investment Corporation;
10 Legrae Street                                      and Co-Managing Partner
Charleston, SC 29401                                  of Main Street Ventures.

Richard H. Blank, Jr., 40  Chief Operating Officer,   Associate of Financial
                           Secretary and Treasurer    Services Group of
                                                      Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                             PRINCIPAL SHAREHOLDERS

     As of ________, 1997, no one owned of record and beneficially any shares of the Fund.

                               INVESTMENT ADVISOR

     The Advisor to the Master Portfolio is Barclays Global Fund Advisor ("BGFA"). Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Trust's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

     BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly.

     BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

     The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Trust's Boards of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND DISTRIBUTOR OF THE MASTER PORTFOLIO

     Stephens and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolio. Under the Administration Agreement between Stephens, BGI and the Master Portfolio, Stephens and BGI shall provide as administrative services, among other things: (i) general supervision of the operation of the Master Portfolio, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not being furnished by BGFA. Stephens also pays the compensation of the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens.
Furthermore, except as provided in the Advisory Contract, Custodian Contract and Transfer Agency Contract, Stephens and BGI shall bear substantially all costs of the Master Portfolio and the Master Portfolio's operations. However, Stephens and BGI shall not be required to bear any cost or expense which a majority of the disinterested Trustees of the Master Portfolio deem to be an extraordinary expense.

     Stephens also acts as the distributor of Master Portfolio's shares pursuant to Distribution Agreement (the "Distribution Agreement") with the Master Portfolio.

     The Advisory Contract for the Master Portfolio provide that if, in any fiscal year, the total expenses of the Fund (including the Master Portfolio in which it invests) incurred by, or allocated to, the Fund and Master Portfolio (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and the fees provided for in the Advisory Contract and the Administration Agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, BGFA, Stephens and BGI shall waive their fees proportionately under the Advisory Contract and the Administration Agreement respectively, for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Advisory Contract and the Administration Agreement for the Master Portfolio, respectively, further provide that the Fund's and Master Portfolio's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary.

                            DISTRIBUTOR OF THE FUND

     Under a Distribution Agreement with the Fund dated _____________, 1997, Strong Funds Distributors, Inc. ("SFDI"), a subsidiary of Strong Capital Management, Inc. ("Strong"), acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of Strong and controlled by Strong and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Master Portfolio's Boards of Trustees, BGFA as adviser, is responsible for the Master Portfolio's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While BGFA generally seek reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

     Under the 1940 Act, persons affiliated with the Master Portfolio such as Stephens, BGFA and their affiliates are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     Except in the case of equity securities purchased by the Master Portfolio, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS") and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGI. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of the Master Portfolio, BGFA is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that BGFA seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Master Portfolio's Board of Trustees.

     Certain of the brokers or dealers with whom the Master Portfolio may transact business offers commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

                  CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT

     Investor's Bank and Trust ("IBT") located at __________________________, serves as custodian of the assets of the Fund and Master Portfolio. As a result, IBT has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. The custodian is in no way responsible for any of the investment policies or decisions of the Fund and the Master Portfolio. IBT also acts as the Fund's Accounting Services Agent.

               FUND TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Strong acts as transfer agent and dividend-disbursing agent for the Fund. Strong is compensated based on an annual fee per open account of $21.75 for the Fund, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. Strong also receives an annual fee per closed account of $4.20 from the Fund. In addition, Strong provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.

     From time to time, the Fund, directly or indirectly through arrangements with Strong, and/or Strong may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying Strong for providing these services to Fund shareholders.

     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against Strong, Mr. Strong, and another employee of Strong in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that Strong and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that Strong violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting Strong's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of Strong owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and Strong agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, Strong agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on Strong's financial position or operations.

         MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Wells Fargo Bank, ________________________, acts as dividend-disbursing agent and transfer agent for the Master Portfolio.

                                     TAXES

GENERAL

     As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code. For purposes of complying with these qualification requirements the Fund will be deemed to own a proportionate share of the Master Portfolio.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Fund - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

     The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

REDEMPTION-IN-KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates it to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA (or up to $4,000 between your IRA and your non-working spouses' IRA). Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 31, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

     The Fund is a series of common stock of Strong Equity Funds, Inc., (formerly known as Strong Growth Funds, Inc.) a Wisconsin corporation (a "Corporation"). The Corporation was incorporated on December 28, 1990 and is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock, with a par value of .00001 per share. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the

Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has five series of common stock outstanding, each with an indefinite number of authorized shares. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                         MASTER PORTFOLIO ORGANIZATION

     The Master Portfolio is a series of the Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 21 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations.
The Declaration of Trust also provides that a Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provide that obligations of a Trust are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The interests in the Master Portfolio of the Trust have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. The Trust also intends to dispense with annual meetings, but are required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Fund. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

     In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Trust, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                            PERFORMANCE INFORMATION

     As described under "About the Fund - Performance Information" in the Prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                    n
                           P (1 + T) = ERV
                P =  a hypothetical initial payment of $10,000.
                T =  average annual total return.
                n =  number of years.

            ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. The Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)  U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  CERTIFICATES OF DEPOSIT
     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  MONEY MARKET FUNDS
     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

(5)  MORNINGSTAR, INC.
     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)  INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  INDICES
     The Fund may compare its performance to a wide variety of indices including the following:

     (a)  Consumer Price Index
     (b)  Dow Jones Average of 30 Industrials
     (c)  NASDAQ Over-the-Counter Composite Index
     (d)  Standard & Poor's 500 Stock Index
     (e)  Standard & Poor's 400 Mid-Cap Stock Index
     (f)  Standard & Poor's 600 Small-Cap Index
     (g)  Wilshire 4500 Index
     (h)  Wilshire 5000 Index
     (i)  Wilshire Small Cap Index
     (j)  Wilshire Small Cap Growth Index
     (k)  Wilshire Small Cap Value Index
     (l)  Wilshire Midcap 750 Index
     (m)  Wilshire Midcap Growth Index
     (n)  Wilshire Midcap Value Index
     (o)  Wilshire Large Cap Growth Index
     (p)  Russell 1000 Index
     (q)  Russell 1000 Growth Index

     (r)  Russell 2000 Index
     (s)  Russell 2000 Small Stock Index
     (t)  Russell 2000 Growth Index
     (u)  Russell 2000 Value Index
     (v)  Russell 2500 Index
     (w)  Russell 3000 Stock Index
     (x)  Russell MidCap Index
     (y)  Russell MidCap Growth Index
     (z)  Russell MidCap Value Index
     (aa) Value Line Index
     (bb) Morgan Stanley Capital International EAFE(R) Index (Net
          Dividend, Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis

     There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

(8)  HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(9)  STRONG FAMILY OF FUNDS
     The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. Members of the Strong Family and their investment objectives are listed below.


FUND NAME                     INVESTMENT OBJECTIVE

Strong Money Market Fund     Current income, a stable share price, and daily liquidity.
-----------------------------------------------------------------------------------------------
Strong Heritage Money Fund   Current income, a stable share price, and daily liquidity.
-----------------------------------------------------------------------------------------------
Strong Municipal Money       Federally tax-exempt current income, a stable share-price, and
Market Fund                  daily liquidity.
-----------------------------------------------------------------------------------------------
Strong Municipal Advantage   Federally tax-exempt current income with a very low degree of
Fund                         share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Advantage Fund        Current income with a very low degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Short-Term            Total return by investing for a high level of federally
Municipal Bond Fund          tax-exempt current income with a low degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund  Total return by investing for a high level of current income with a low degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Short-Term Global     Total return by investing for a high level of income with a low
Bond Fund                    degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Government            Total return by investing for a high level of current income
Securities Fund              with a moderate degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------
Strong Municipal Bond Fund   Total return by investing for a high level of federally
                             tax-exempt current income with a moderate degree of share-price fluctuation.
-----------------------------------------------------------------------------------------------

Strong Corporate Bond Fund       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
---------------------------------------------------------------------------------------------------------
Strong High-Yield Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income.
---------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund      Total return by investing for a high level of current income and capital growth.
---------------------------------------------------------------------------------------------------------
Strong International Bond Fund   High total return by investing for both income and capital appreciation.
---------------------------------------------------------------------------------------------------------
Strong Asset Allocation Fund     High total return consistent with reasonable risk over the long term.
---------------------------------------------------------------------------------------------------------
Strong Equity Income Fund        Total return by investing for both income and capital growth.
---------------------------------------------------------------------------------------------------------
Strong American Utilities Fund   Total return by investing for both income and capital growth.
---------------------------------------------------------------------------------------------------------
Strong Total Return Fund         High total return by investing for capital growth and income.
---------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund    High total return by investing for capital growth and income.
---------------------------------------------------------------------------------------------------------
Strong Market Index Fund         To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the
                                 U.S. market for publicly traded common stocks composed of the larger capitalized companies.
---------------------------------------------------------------------------------------------------------
Strong Schafer Value Fund        Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
---------------------------------------------------------------------------------------------------------
Strong Value Fund                Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Opportunity Fund          Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Growth Fund               Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Common Stock Fund*        Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Mid Cap Fund              Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Small Cap Fund            Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Discovery Fund            Capital growth.
---------------------------------------------------------------------------------------------------------
Strong International Stock Fund  Capital growth.
---------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund         Capital growth.
---------------------------------------------------------------------------------------------------------

* The Fund is closed to new investors except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

     Strong also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     The Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Growth Funds is a separately incorporated investment company.

(10) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. Strong developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


    UNDER 1 YEAR             1 TO 2 YEARS                           4 TO 7 YEARS                    5 OR MORE YEARS
    ------------             ------------                           ------------                    ---------------
Money Market Fund     Advantage Fund                         Government Securities Fund         Market Index Fund
Heritage Money Fund   Municipal Advantage Fund               Municipal Bond Fund                Total Return Fund
Municipal Money                                              Corporate Bond Fund                Opportunity Fund
Market Fund                  2 TO 4 YEARS                    International Bond Fund            Growth Fund
                             ------------                    High-Yield Municipal Bond Fund     Common Stock Fund*
                      Short-Term Bond Fund                   Asset Allocation Fund              Discovery Fund
                      Short-Term Municipal Bond Fund         American Utilities Fund            International Stock Fund
                      Short-Term Global Bond Fund            High-Yield Bond Fund               Asia Pacific Fund
                                                             Equity Income Fund                 Value Fund
                                                                                                Small Cap Fund
                                                                                                Growth and Income Fund
                                                                                                Mid Cap Fund
                                                                                                Schafer Value Fund

* This Fund is closed to new investors except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

ADDITIONAL FUND INFORMATION

(1)  PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:
                                                  2
Standard deviation = the square root of  (x  - x )
                                           i    m
 n-1                                    -----------
where       = "the sum of",
            xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

     Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by Strong focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3. Women-owned businesses.

4. Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     Strong strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by Strong as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

     Strong's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

     Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by Strong, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, have been selected as the independent accountants for the Fund and the Master Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

       A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

      BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

       BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

       B      Bonds or preferred stock are considered highly speculative.
              While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

      DDD, DD,
      and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.

     The Credit Rating Committee formally reviews all ratings once per quarter
(more frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


RATING SCALE  DEFINITION

AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-


A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-


BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.


B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.

                          IBCA Long-Term Debt Ratings

     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC - Obligations which are highly speculative or which have a high risk of default.

     C - Obligations which are currently in default.

     NOTES: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS

     Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

     Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

Investment Grade

     AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

     BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     D (LC-D) - Default.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

      - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.

     The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.



Rating Scale:      Definition
-------------      ----------

                   High Grade
                   ----------

D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

      D-5  Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2    Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

                           STRONG EQUITY FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:

              (1) Strong Growth Fund (all included or incorporated by reference in Parts A & B)
                    (Audited)

                    Schedules of Investments in Securities
                    Statements of Operations
                    Statements of Assets and Liabilities
                    Statements of Changes in Net Assets
                    Notes to Financial Statements
                    Financial Highlights
                    Report of Independent Accountants

                    Incorporated by reference to the Annual Report to Shareholders of the Strong Growth Funds dated December 31,
                    1995, pursuant to Rule 411 under the Securities Act of 1933.
                    (File Nos. 33-70764 and 811-8100)

              (2) Strong Small Cap and Value Funds (all included or incorporated by reference in Parts A & B) (Unaudited)

                    Schedules of Investments in Securities
                    Statements of Operations
                    Statements of Assets and Liabilities
                    Statements of Changes in Net Assets
                    Notes to Financial Statements
                    Financial Highlights

                    Incorporated by reference to the Semi-Annual Report to Shareholders of the Strong Growth Funds dated June 30, 1996, pursuant to Rule 411 under the Securities Act of 1933. (File
                    Nos. 33-70764 and 811-8100)

              (3)   Strong Mid Cap and Strong Market Index Funds

                    Inapplicable

     (b) Exhibits

         (1) Articles of Incorporation dated July 31, 1996(4)

         (1.1)  Amendment to Articles of Incorporation dated October 22, 1996(5)
         (1.2)  Amendment to Articles of Incorporation dated___________________*
         (2)    Bylaws dated October 20, 1995(1)
         (3)    Inapplicable
         (4)    Specimen Stock Certificate(1)
         (5)    Investment Advisory Agreement(1) [Excluding Market Index Fund.]
         (5.1)  Subadvisory Agreement (Value Fund)(1)
         (6)    Distribution Agreement(1)
         (7)    Inapplicable


             (8.1)     Custody Agreement with Firstar (Growth, Value, Small Cap, and Mid Cap Funds)(3)
             (8.2)     Global Custody Agreement with Brown Brothers Harriman & Co. (Growth, Small Cap, and Mid Cap Funds)(3)
             (8.3)     Custody Agreement with Investors Bank and Trust (Market Index Fund)*
             (9)       Shareholder Servicing Agent Agreement(1)
             (9.1)     Third-Party Spoke Agreement dated ______________  *
             (9.2)     Mutual Fund Accounting Service Agent Agreement dated ____________   *
             (10)      Opinion of Counsel (Market Index Fund)*
             (11)      Inapplicable
             (12)      Inapplicable
             (13)      Stock Subscription Agreement (Market Index Fund)*
             (14.1)    Prototype Defined Contribution Retirement Plan - No. 1(2)
             (14.1.1)  Prototype Defined Contribution Retirement Plan - No. 2(2)
             (14.2)    Individual Retirement Custodial Account(2)
             (14.3)    Section 403(b)(7) Retirement Plan dated 6/96(4)
             (14.4)    Simplified Employee Pension Plan(3)
             (15)      Inapplicable
             (16)      Computation of Performance Figures(5)
             (17)      Inapplicable
             (18)      Inapplicable
             (19)      Power of Attorney for the Registrant dated December 27, 1996(5)
             (19.1)    Power of Attorney for the Master Investment Portfolio dated February 13, 1997.
             (20)      Inapplicable
             (21.1)    Code of Ethics for Access Persons dated October 18, 1996(5)
             (21.2)    Code of Ethics for Non-Access Persons dated October 18, 1996(5)


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on or about April 25, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(*)  To be filed by amendment.


Item 25.  Persons Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities



                                            Number of Record Holders
                 Title of Class             as of February 1, 1997
                 --------------             ------------------------
           Common Stock, $.00001 par value

              Strong Growth Fund                             108,526
              Strong Small Cap Fund                           16,784
              Strong Value Fund                                4,851
              Strong Mid Cap Fund                                904
              Strong Market Index Fund                             0


Item 27.  Indemnification

     Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group, First State Insurance Company, Chubb Group, and Gulf Insurance Companies in the aggregate amount of $40,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

      ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

           SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

           SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

           SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

           SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

     The information contained under "About the Fund - Management" in the Prospectus and under "Directors/Trustees and Officers of the Fund and Master Portfolio," and "Investment Advisor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

     (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-

Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b) The information contained under "About the Fund - Management" in the Prospectus and under "Directors/Trustees and Officers of the Fund and Master Portfolio," and "Investment Advisor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (c)  Inapplicable

Item 30.  Location of Accounts and Records

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

     (a)  Inapplicable

     (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement with respect to Strong Mid Cap and Strong Market Index Fund.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of Strong Growth, Strong Value, Strong Small Cap, and Strong Mid Cap Funds' latest annual report to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 13th day of February, 1997.

                                             STRONG EQUITY FUNDS, INC.
                                             (Registrant)


                                             By:  /s/ John Dragisic
                                                  -----------------------------
                                                  John Dragisic, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


        NAME                           TITLE                         DATE
        ----                           -----                         ----
                       President (Principal Executive
                       Officer and acting Principal
                       Financial and Accounting Officer) and
/s/ John Dragisic      a Director                              February 13, 1997
---------------------
John Dragisic

/s/ Richard S. Strong  Chairman of the Board and a Director    February 13, 1997
---------------------
Richard S. Strong

                       Director                                February 13, 1997
---------------------
Marvin E. Nevins*
                       Director                                February 13, 1997
---------------------
Willie D. Davis*
                       Director                                February 13, 1997
---------------------
William F. Vogt*
                       Director                                February 13, 1997
--------------------
Stanley Kritzik*

* John S. Weitzer signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A.


                                            By:  /s/ John S. Weitzer
                                                ------------------------
                                                John S. Weitzer
                                                Vice President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, and State of Arkansas on the 13th day of February, 1997.

                                             MASTER INVESTMENT PORTFOLIO -
                                             S&P 500 INDEX MASTER PORTFOLIO


                                             By:  /s/ Richard H. Blank, Jr.
                                                 ------------------------------
                                                 Richard H. Blank, Jr.
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


          NAME             TITLE                                     DATE
          ----             -----                                     ----
                           Chairman, President (Principal
                           Executive Officer), and Trustee     February 13, 1997
-------------------------
R. Greg Feltus*
                           Secretary and Treasurer
/s/ Richard H. Blank, Jr.  (Principal Financial Officer)       February 13, 1997
-------------------------
Richard H. Blank, Jr.
                           Trustee                             February 13, 1997
-------------------------
Jack S. Euphrat*
                           Trustee                             February 13, 1997
-------------------------
Thomas S. Goho*
                           Trustee                             February 13, 1997
-------------------------
Zoe Ann Hines*
                           Trustee                             February 13, 1997
-------------------------
W. Rodney Hughes*
                           Trustee                             February 13, 1997
-------------------------
Robert M. Joses*
                           Trustee                             February 13, 1997
-------------------------
J. Tucker Morse*

* Richard H. Blank, Jr. signs this document pursuant to powers of attorney filed with this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A.


                                               By: /s/ Richard H. Blank, Jr.
                                                   --------------------------
                                                   Richard H. Blank, Jr.
                                                   Secretary and Treasurer
                                                   (Principal Financial Officer)

                                 EXHIBIT INDEX


                                                                                                EDGAR
Exhibit No.                                     Exhibit                                      Exhibit No.
-----------                                     -------                                      -----------
(19.1)       Power of Attorney for the Master Investment Portfolio dated February 13, 1997.  EX-99.B19.1